UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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GLG Partners, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on mtgdate. May 10, 2010 Meeting Information GLG PARTNERS, INC. Meeting Type: Annual Meeting mtgtype For holders as of: March 11, 2010 recdate B Date: May 10, 2010 Time: 11:30 AM EDT mtgtime A Location: Chadbourne & Parke LLP R 30 Rockefeller Plaza C BROKER New York, NY 10112 LOGO O HERE D E You are receiving this communication because you hold Return Address Line 1 shares in the above named company. Return Address Line 2 Return Address Line 3 51 MERCEDES WAY This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 15 12 OF paper copy (see reverse side). Investor Address Line 5 R2.09.05.010 John Sample 2 We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. ANY CITY, ON A1A 1A1 See the reverse side of this notice to obtain proxy materials and voting instructions. 00000577471 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report/10k How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R2.09.05.010 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 00000577472 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Noam Gottesman 02 Pierre Lagrange 03 Emmanuel Roman 04 Ian G.H. Askhen 05 Martin E. Franklin 06 James N. Hauslein 07 William P. Lauder The Board of Directors recommends you vote FOR the following proposal(s): B 2 Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the A fiscal year ending December 31, 2010. R NOTE: Such other business as may properly come before the meeting or any adjournment thereof. C O D E R2.09.05.010 → 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx 00000577473 xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS R2.09.05.010 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 00000577474 Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # 12 Sequence15 # # of # Sequence # # OF #